Quarterly Report
February 28, 2021
Massachusetts Investors
Growth Stock Fund
MIG-Q1

Portfolio of Investments
2/28/21 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Apparel Manufacturers – 5.2%
Adidas AG	413,392	$144,096,999
LVMH Moet Hennessy Louis Vuitton SE	216,316	137,022,938
NIKE, Inc., “B”	1,201,189	161,896,253
VF Corp.	917,485	72,600,588
		$515,616,778
Brokerage & Asset Managers – 3.1%
Blackstone Group, Inc.	1,116,669	$77,306,995
Charles Schwab Corp.	3,731,708	230,321,018
		$307,628,013
Business Services – 10.9%
Accenture PLC, “A”	1,573,817	$394,870,685
Cognizant Technology Solutions Corp., “A”	1,984,821	145,844,647
Equifax, Inc.	618,429	100,111,287
Fidelity National Information Services, Inc.	1,122,505	154,905,690
Fiserv, Inc. (a)	2,118,988	244,467,646
Verisk Analytics, Inc., “A”	235,419	38,573,403
		$1,078,773,358
Cable TV – 2.3%
Comcast Corp., “A”	4,211,912	$222,052,001
Computer Software – 10.3%
Microsoft Corp.	4,375,234	$1,016,716,877
Computer Software - Systems – 4.5%
Apple, Inc.	3,690,657	$447,529,068
Construction – 2.4%
Otis Worldwide Corp.	1,649,324	$105,078,432
Sherwin-Williams Co.	188,147	128,003,930
		$233,082,362
Consumer Products – 5.5%
Church & Dwight Co., Inc.	1,703,546	$134,154,247
Colgate-Palmolive Co.	3,452,150	259,601,680
Estee Lauder Cos., Inc., “A”	504,836	144,312,419
		$538,068,346
Electrical Equipment – 4.9%
Amphenol Corp., “A”	1,663,426	$209,059,380
Fortive Corp.	1,871,842	123,204,640
TE Connectivity Ltd.	1,197,196	155,671,396
		$487,935,416
Electronics – 3.3%
Analog Devices, Inc.	733,088	$114,229,772
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	744,405	93,750,366
Texas Instruments, Inc.	670,594	115,523,228
		$323,503,366
Food & Beverages – 1.7%
PepsiCo, Inc.	1,263,277	$163,202,756

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
General Merchandise – 1.7%
Dollarama, Inc.	4,286,247	$163,117,195
Health Maintenance Organizations – 1.1%
Cigna Corp.	517,057	$108,530,264
Insurance – 4.1%
Aon PLC	1,179,844	$268,662,277
Marsh & McLennan Cos., Inc.	1,190,968	137,223,333
		$405,885,610
Internet – 11.1%
Alibaba Group Holding Ltd. (a)	6,592,912	$197,192,393
Alphabet, Inc., “A” (a)	383,132	774,658,422
Tencent Holdings Ltd.	1,378,800	117,767,149
		$1,089,617,964
Leisure & Toys – 2.2%
Electronic Arts, Inc.	1,608,030	$215,427,779
Medical & Health Technology & Services – 2.0%
PRA Health Sciences, Inc. (a)	1,320,892	$194,712,690
Medical Equipment – 12.1%
Abbott Laboratories	934,240	$111,903,267
Agilent Technologies, Inc.	1,470,053	179,449,370
Becton, Dickinson and Co.	758,285	182,860,428
Boston Scientific Corp. (a)	6,215,564	241,039,572
Danaher Corp.	300,268	65,959,872
Medtronic PLC	851,058	99,548,254
Stryker Corp.	792,048	192,222,129
Thermo Fisher Scientific, Inc.	272,529	122,659,852
		$1,195,642,744
Other Banks & Diversified Financials – 4.2%
Mastercard, Inc., “A”	65,454	$23,160,898
Moody's Corp.	328,503	90,302,190
Visa, Inc., “A”	1,427,998	303,292,495
		$416,755,583
Pharmaceuticals – 0.4%
Roche Holding AG	108,881	$35,663,270
Railroad & Shipping – 1.3%
Union Pacific Corp.	646,843	$133,223,784
Restaurants – 1.5%
Starbucks Corp.	1,332,426	$143,941,981
Specialty Stores – 2.3%
Ross Stores, Inc.	967,585	$112,859,114
TJX Cos., Inc.	1,701,341	112,271,493
		$225,130,607
Telecommunications - Wireless – 1.4%
American Tower Corp., REIT	654,412	$141,438,065
Total Common Stocks		$9,803,195,877

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.07% (v)	40,215,193	$40,215,194

Other Assets, Less Liabilities – 0.1%		7,847,636
Net Assets – 100.0%		$9,851,258,707
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $40,215,194 and $9,803,195,877, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
2/28/21 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$8,914,585,567	$—	$—	$8,914,585,567
China	117,767,149	197,192,393	—	314,959,542
Canada	163,117,195	—	—	163,117,195
Germany	144,096,999	—	—	144,096,999
France	137,022,938	—	—	137,022,938
Taiwan	93,750,366	—	—	93,750,366
Switzerland	35,663,270	—	—	35,663,270
Mutual Funds	40,215,194	—	—	40,215,194
Total	$9,646,218,678	$197,192,393	$—	$9,843,411,071
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$46,230,454	$315,214,775	$321,230,035	$—	$—	$40,215,194
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$11,054	$—
(3) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.